                                                                   EXHIBIT 10.34


                    IASIS MARKET EXECUTIVE INCENTIVE PROGRAM
                                 2004 PLAN YEAR

PURPOSE:

The IASIS Market Executive Incentive Program is designed to provide a financial incentive and reward for exceptional performance.

ELIGIBILITY:

Market Presidents, Market Chief Operating Officers and Market Chief Financial Officers are eligible to participate in the plan. Participation will begin October 1, 2003 for active employees. Individuals hired or promoted after the beginning of the fiscal year will begin participation the first of the month following the date of their employment or promotion, individuals hired or promoted during the fourth (4th) quarter of the fiscal year will not be eligible for participation in the plan until the following fiscal year. Participants must be employed at the time of the bonus payment to be eligible to receive the bonus.

INCENTIVE

The incentive plan is based on the attainment of the established EBITDA target and margin goal for the market for the fiscal year. The Market COO will have an additional goal of paid hours per adjusted patient day (APD).

EBITDA and margin targets for this program includes the budgeted EBITDA and margin plus the potential bonus payout amount.

Participants will receive a percentage of base salary as determined by the following chart.

         EBITDA Goal for Market:

             1. EBITDA Goal Achieved : 40% of Base Salary for Market President
                                       25% of Base Salary for Market COO
                                       40% of Base Salary for Market CFO

             2. Participants may receive more than the target bonus amount by exceeding the EBITDA goal for the market.

            EBITDA GOAL EXCEEDED             ADDITIONAL PERCENTAGE OF BASE SALARY
            --------------------             ------------------------------------
                  100-104%                                    0%
                    105%                                     10%
                    106%                                     14%
                    107%                                     18%
                    108%                                     22%
                    109%                                     26%
                    110%                                     30%
                    111%                                     34%
                    112%                                     38%
                    113%                                     42%
                    114%                                     46%
                  115 + %                                    50%

         MARGIN ACHIEVEMENT:


                                         PERCENTAGE OF BASE SALARY
                                      ---------------------------------
    MARGIN GOAL ATTAINED       MARKET PRESIDENT          MARKET CFO     MARKET COO*
-----------------------------------------------------------------------------------
      Exceeded Budget                 10%                  10.0%           5.0%
     5% > Budget Amount              12.5%                 12.5%           7.5%
    10% > Budget Amount              15.0%                 15.0%           10.0%

* Paid Quarterly


         PAID HOURS PER ADJUSTED PATIENT DAY (APD)

                      PAID HOURS PER APD (MARKET COO ONLY):
             APD GOAL ATTAINED                        PERCENTAGE OF BASE SALARY
             -----------------                        -------------------------
              Exceeded Budget                                    5.0%
           5.0% < Budget Amount                                  7.5%
            10% < Budget Amount                                 10.0%


SPECIAL NOTES

         1. Plan participants must be employed at the time of the bonus payout in order to receive payment from this plan.

         2. IASIS Corporation executive management reserves the right to change, modify, or terminate the incentive plan, or any part of the plan, at any time without prior notice to the plan participant.

         3. Any other incentive plans that may be currently in effect are terminated with the implementation of this plan.

         4. Internal and/or external events may impact the goals of the hospital and therefore require an adjustment to the goals established at the beginning of the fiscal year.

         5. Payments will be made as soon as administratively possible following the end of the annual measurement period, but in no case sooner than completion of the annual audit of the company.

         6. Individuals hired or employees promoted after the beginning of the fiscal year will receive a prorated payment based on the time assigned to the position.

         7. Management reserves the right to subtract from EBITDA for the purposes of this calculation any shortage of cash collections that are below 100% of NR for the year.

EFFECTIVE DATE

This plan is for the fiscal year beginning October 1, 2003

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